UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Earliest Event Reported:  February 25, 2011

General Moly, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32986	91-0232000
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1726 Cole Blvd., Suite 115

Lakewood, CO 80401

(Address of principal executive offices, including zip code)

(303) 928-8599

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 25, 2011, the Board of Directors (the “Board”) of General Moly, Inc. (the “Company”) approved the appointment of Hui (Steven) Xiao as a Class III director of the Company.  Mr. Xiao was designated by Hanlong (USA) Mining Investment, Inc. (“Hanlong”) pursuant to the Stockholder Agreement dated as of December 20, 2010, by and between the Company and Hanlong.  Mr. Xiao will serve on the Finance and Technical Committees of the Board.

Mr. Xiao has more than 15 years of experience in finance and investment working for several mining companies and financial organizations including Golden Cross Resources, China United Mining Investment Corporation, Apex Wealth Investment Management Limited, and Pan-China Construction Group Limited.  Mr. Xiao currently serves as Managing Director of Hanlong (Australia) Resources. He also serves as Executive Director of Moly Mines, an Australian-based mining company.

Mr. Xiao will not receive compensation for his service to the Board, except for reimbursement of reasonable expenses in attending meetings of the Board.

There are no family relationships involving Mr. Xiao and the Company.  Mr. Xiao is the President and a Director of Hanlong (USA) Mining Investment, Inc., which has entered into various contractual relationships with the Company as previously disclosed in the Company’s prior public filings.  Hanlong has indicated that it has delegated voting ant investment power with respect to its shares of the Company’s common stock to Mr. Xiao.

Item 8.01	Other Events.

On February 25, 2011, the Company issued a press release announcing the appointment of Mr. Xiao to the Board of Directors.  A copy of the press release is attached hereto as Exhibit 99.1.

Also on February 25, 2011, the Company issued a press release announcing the date and location of its 2011 annual meeting of stockholders and the record date for the meeting.  A copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Stockholder Agreement between the Company and Hanlong (USA) Mining Investment, Inc. dated December 20, 2010 (Filed as Exhibit 10.1 to our Current Report on Form 8-K filed on December 21, 2010.)
99.1	Press Release of General Moly, Inc. dated February 25, 2011 (Appointment of Hui (Steven) Xiao).
99.2	Press Release of General Moly, Inc. dated February 25, 2011 (Date and Location of Annual Meeting).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOLY, INC.

Dated: February 28, 2011	By:	/s/ David A. Chaput
David A. Chaput
Chief Financial Officer